UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 21, 2007

Commission File Number 000-28638

BMB MUNAI, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	30-0233726
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number.)

202 Dostyk Ave., 4th Floor, Almaty, Kazakhstan
(Address of principal executive offices)

050051
(Zip code)

+7 (3272) 375-125
(Registrant’s Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On February 21, 2007, the audit committee of the board of directors of BMB Munai, Inc. (the “Company”) terminated the engagement of BDO Kazakhstanaudit as the Company’s independent registered public accounting firm. BDO Kazakhstanaudit has served as the independent registered public accounting firm since February 2004.

The audit report of BDO Kazakhstanaudit for the fiscal years ended March 31, 2006 and March 31, 2005 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

In connection with its audits for the past two fiscal years and review of unaudited financial statements through December 31, 2006 and through the date of dismissal on February 21, 2007, there have been no disagreements with BDO Kazakhstanaudit, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of BDO Kazakhstanaudit, would have caused them to make reference thereto in its reports on the financial statements for such years.

During the two most recent fiscal years and through February 21, 2007, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

The Company has provided BDO Kazakhstanaudit a copy of this Form 8-K and has requested BDO Kazakhstanaudit, furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter provided to the Company by BDO Kazakhstanaudit, in response to this request is filed as Exhibit 16.1 to this Form 8-K.

On February 21, 2007, the Company engaged Hansen, Barnett & Maxwell, Certified Public Accountants to serve as the Company’s independent registered public accounting firm. During the two most recent fiscal years and through February 21, 2007, the Company has not consulted with Hansen, Barnett & Maxwell regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Hansen, Barnett and Maxwell that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (within the meaning of Instruction 4 of Item 304 of Regulations S-K), or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K.)

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

16.1	Letter of BDO Kazakshtanaudit, dated February 26, 2007 regarding the disclosure contained in Item 4.01 of this Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BMB MUNAI, INC.

Dated: February 26, 2007	By:	/s/ Adam R. Cook
Adam R. Cook, Secretary

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